UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2011

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in this Report, including the exhibits, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 2. FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2011, International Paper Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2011, held a webcast and conference call to discuss these results, and filed a Current Report on Form 8-K (the “Original 8-K”) furnishing the press release and slides presented at the webcast and discussed in the conference call. The press release furnished with the Original 8-K contained the following typographical error: in the second sentence of the paragraph regarding Industrial Packaging segment information, “150 million tons” should be corrected to read “150 thousand tons.” This Current Report on Form 8-K/A is being filed to make this correction. Other than correcting this typographical error, all other information included in the Original 8-K is unchanged. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the corrected press release.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Corrected Press Release of International Paper Company dated July 28, 2011.

*99.2	Slides of International Paper Company dated July 28, 2011.

*	Previously furnished and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: July 28, 2011	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Vice President, Acting General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corrected Press Release of International Paper Company dated July 28, 2011.

*99.2	Slides of International Paper Company dated July 28, 2011.

*	Previously furnished and incorporated by reference herein.

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